                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       Mitchell Hutchins Series Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                GROWTH PORTFOLIO

                  (A SERIES OF MITCHELL HUTCHINS SERIES TRUST)
                              51 West 52nd Street
                         New York, New York 10019-6114

                                                                February 9, 2001

Dear Contract Owner,

    The enclosed proxy materials relate to a special meeting of the shareholders of Growth Portfolio ("Fund"), a series of Mitchell Hutchins Series Trust ("Trust"), to be held on March 1, 2001. As an owner of a variable annuity contract ("Contract") having all or part of its value attributable to shares of the Fund, you have the right to instruct the insurance company that issued the Contract as to how it should vote the shares attributable to your Contract.

    The Board of Trustees of the Trust ("Board") has called this meeting to request shareholder approval of the following proposals that relate to the management and operation of the Fund:

    - A new investment management and administration contract between the Trust and Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") with respect to the Fund;

    - A new sub-advisory contract between Mitchell Hutchins and Alliance Capital Management L.P. with respect to the Fund; and

    - A policy to permit Mitchell Hutchins and the Board to appoint and replace sub-advisers for the Fund and to enter into and amend their sub-advisory contracts without further shareholder approval.

    The Board recommends that you give instructions to vote "FOR" these proposals. The enclosed proxy statement describes each proposal more fully. Please read this document carefully and give your voting instructions by signing and returning the enclosed voting instruction card.

    Thank you for your attention to this matter and for your continuing investment in the Fund.

                                 Very truly yours,

                                 /s/ Brian M. Storms
                                 Brian M. Storms
                                 PRESIDENT

                                GROWTH PORTFOLIO
                  (A SERIES OF MITCHELL HUTCHINS SERIES TRUST)
                              51 West 52nd Street
                         New York, New York 10019-6114
                                ----------------
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 1, 2001
                                ----------------
To the Contract Owners:

    NOTICE IS HEREBY GIVEN THAT a Special Meeting ("Meeting") of Shareholders of Growth Portfolio ("Fund"), a series of Mitchell Hutchins Series Trust ("Trust"), will be held at 1285 Avenue of the Americas, 14th Floor, New York, New York, 10019-6028 on March 1, 2001 at 11:30 a.m., Eastern time, or as adjourned from time to time ("Meeting"), for the following purposes:

        1. To approve or disapprove a new Investment Management and Administration Contract between the Trust and Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") with respect to the Fund;

        2. To approve or disapprove a new sub-advisory contract between Mitchell Hutchins and Alliance Capital Management L.P. with respect to the Fund; and

        3. To approve or disapprove a policy to permit Mitchell Hutchins and the Trust's Board of Trustees to appoint and replace sub-advisers for the Fund and to enter into and amend their sub-advisory contracts without further shareholder approval.

    You are entitled to give voting instructions at the meeting and any adjournments thereof if you owned a variable annuity contract that had all or part of its value attributable to shares of the Fund at the close of business on January 23, 2001. If you attend the meeting, you may give voting instructions relating to these shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED VOTING INSTRUCTION CARD IN THE ENVELOPE PROVIDED. If you have returned a voting instruction card and are present at the Meeting, you may change the voting instructions specified in the voting instruction card at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered voting instruction card.

                                 By Order of the Board of Trustees,
                                 DIANNE E. O'DONNELL
                                 SECRETARY
51 West 52nd Street
New York, NY 10019-6114
February 9, 2001

     YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. IF YOU SIGN, DATE AND RETURN THE VOTING INSTRUCTION CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS NOTICED ABOVE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD.

               INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION CARDS

    The following general rules for signing voting instruction cards may be of assistance to you and avoid the time required to validate your voting instructions if you fail to sign your voting instruction card properly.

     1. INDIVIDUAL CONTRACT OWNERS: Sign your name exactly as it appears in the registration on the voting instruction card.

     2. JOINT CONTRACT OWNERS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction card.

     3. ALL OTHER CONTRACT OWNERS: The capacity of the individual signing the voting instruction card should be indicated unless it is reflected in the form of registration. For example:

             REGISTRATION                      VALID SIGNATURE
             ------------                      ---------------
Corporate Accounts

  (1) ABC Corp........................  ABC Corp.
                                         John Doe, Treasurer

  (2) ABC Corp........................  John Doe, Treasurer

  (3) ABC Corp. c/o John Doe,
    Treasurer.........................  John Doe

  (4) ABC Corp. Profit Sharing Plan...  John Doe, Trustee

Partnership Accounts

  (1) The XYZ Partnership.............  Jane B. Smith, Partner

  (2) Smith and Jones, Limited
      Partnership.....................  Jane B. Smith, General Partner

Trust Accounts

  (1) ABC Trust Account...............  Jane B. Doe, Trustee

  (2) Jane B. Doe, Trustee u/t/d
    12/28/78..........................  Jane B. Doe

Custodial or Estate Accounts

  (1) John B. Smith, Cust. f/b/o
     John B. Smith, Jr., UGMA/UTMA....  John B. Smith

  (2) Estate of John B. Smith.........  John B. Smith, Jr., Executor

                                GROWTH PORTFOLIO
                  (A SERIES OF MITCHELL HUTCHINS SERIES TRUST)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114
                                ---------------
                                PROXY STATEMENT
                                ---------------
          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 1, 2001

    This proxy statement and enclosed form of voting instruction card are being furnished in connection with the solicitation of proxies by the Board of Trustees ("Board") of Mitchell Hutchins Series Trust ("Trust") for use at a special meeting of shareholders of Growth Portfolio ("Fund"), a series of the Trust, to be held at 1285 Avenue of the Americas, 14th Floor, New York, NY 10019-6028 on March 1, 2001 at 11:30 a.m., Eastern time, or as adjourned from time to time ("Meeting"), for the purposes set forth below. It is anticipated that the first mailing of proxy statements to shareholders will be on or about February 9, 2001.

    The Board is soliciting proxies from shareholders of the Fund with respect to the following proposals:

        1. To approve or disapprove a new Investment Management and Administration Contract between the Trust and Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") with respect to the Fund;

        2. To approve or disapprove a new sub-advisory contract between Mitchell Hutchins and Alliance Capital Management L.P. ("Alliance Capital") with respect to the Fund; and

        3. To approve or disapprove a policy to permit Mitchell Hutchins and the Trust's Board to appoint and replace sub-advisers for the Fund and to enter into and amend their sub-advisory contracts without further shareholder approval.

    The shares of beneficial interest ("Shares") of the Fund are currently sold only to the separate accounts ("Separate Accounts") of PaineWebber Life Insurance Company, American Republic Insurance Company, AIG Life Insurance Company and Keyport Life Insurance Company (collectively, the "Companies") to fund the benefits under variable annuity contracts ("Contracts") issued by the Companies. The Trust is a registered, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and is organized as a Massachusetts business trust. In accordance with their view of applicable law, the Companies will solicit voting instructions from the owners of Contracts relating to the Fund ("Contract Owners") with respect to the matters set forth in this Proxy Statement. In connection with the solicitation of voting instructions, the Companies will furnish a copy of this Proxy Statement to all Contract Owners.

    Contract Owners will be entitled to be present at the Meeting and give voting instructions for Shares attributable to their Contracts as of the close of business on January 23, 2001 ("Record Date"). There were 1,515,107 Shares of the Fund outstanding and entitled to vote as of the Record Date, consisting of 1,391,116 Class H Shares and 123,991 Class I Shares. Except as set forth in Appendix A, as of the Record Date, Mitchell Hutchins, the investment manager and administrator of the Fund, does not know of any person who owns of record 5% or more of either class of Shares of the Fund or has the ability to give voting instructions with respect to 5% or more of either class of Shares of the Fund. As of that same date, the Trustees and officers of the Trust, as a group, had the ability to provide voting instructions for less than 1% of either class of the Fund's outstanding Shares.

    The Companies will vote Shares of the Fund held by the Separate Accounts in accordance with voting instructions received from the Contract Owners. The Companies will vote Shares of the Fund for which a voting instruction card is returned signed and dated but with no specific instructions as to a proposal "FOR" the proposal. The Companies will vote Shares of the Fund for which no voting instruction cards are returned in the same proportion as Shares of the Fund for which voting instruction cards have been returned.

    The presence in person or by proxy of the holders of a majority of the outstanding Shares of the Fund is required to constitute a quorum at the Meeting. Abstentions will be counted as Shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Thus, abstentions will have the same effect as a negative vote on adjournment and on the proposals, which require the affirmative vote of a specified portion of the Fund's outstanding Shares.

    In the absence of a quorum or in the event that a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals. Any such adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote "FOR" a proposal in favor of such an adjournment and will vote those proxies required to be voted "AGAINST" a proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there are sufficient votes for approval and it is otherwise appropriate, even though the Meeting is adjourned as to other proposals.

    You may revoke any voting instructions by giving another voting instruction card or by letter or telegram revoking the initial voting instructions. To be effective, your revocation must be received by the appropriate Company prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person you may, if you wish, provide voting instructions at the Meeting, thereby canceling any voting instructions previously given. Attendance in person at the Meeting by itself, however, will not revoke a previously tendered voting instruction card.

    Each full Share of the Fund is entitled to one vote and each fractional Share is entitled to a proportionate Share of one vote with respect to each matter voted upon by shareholders of the Fund. Information about the vote necessary with respect to each proposal is discussed below in connection with the proposal.

    THE TRUST WILL FURNISH TO THE COMPANIES AND TO THE CONTRACT OWNERS WITHOUT CHARGE COPIES OF THE MOST RECENT ANNUAL REPORT AND MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING SUCH ANNUAL REPORT UPON REQUEST. CONTRACT OWNERS MAY REQUEST THESE REPORTS BY WRITING TO ANNUITY ADMINISTRATION, 601 6TH AVENUE, DES MOINES, IOWA OR BY CALLING 1-800-367-6058.

                                  INTRODUCTION

    The Board has approved proposals by Mitchell Hutchins to restructure the manner in which the Fund's assets are managed. To implement new investment management arrangements for the Fund, the Board, effective October 10, 2000, terminated the existing investment advisory and administration contract between the Trust and Mitchell Hutchins with respect to the Fund and approved a new interim investment management and administration contract with Mitchell Hutchins ("Interim Management Contract") and an interim sub-advisory contract ("Interim Sub-Advisory Contract") between Mitchell Hutchins and Alliance Capital. Under the Interim Management Contract, Mitchell Hutchins serves as investment manager for the Fund and provides portfolio management oversight of Alliance Capital as sub-adviser, instead of directly managing the Fund's portfolio. The Trust, on behalf of the Fund, pays Mitchell Hutchins the same annual fee, 0.75% of the Fund's average daily net assets, under the Interim Management Contract that it paid under the preceding investment advisory and administration contract. Under the Interim Sub-Advisory Contract, Alliance Capital provides the Fund with a continuous investment program for which Mitchell Hutchins, not the Fund, pays Alliance Capital the annual fee of 0.375% of the Fund's average daily net assets. The Interim Management Contract and Interim Sub-Advisory Contract will terminate automatically with respect to the Fund on the earlier of 150 days from their effective dates or the date Fund shareholders approve the new Investment Management and Administration Contract and the new Sub-Advisory Contract.

    Under the proposed new Investment Management and Administration Contract and new Sub-Advisory Contract, Alliance Capital, an entity unaffiliated with Mitchell Hutchins, would continue to manage the Fund's assets as its sub-adviser and Mitchell Hutchins would continue to oversee Alliance Capital's activities as sub-adviser and evaluate its performance. Mitchell Hutchins would also continue to provide administrative services to the Fund. The new Investment Management and Administration Contract also incorporates updated language about Mitchell Hutchins' ability to appoint sub-advisers, as described further below. In addition, the Board is asking the Fund's shareholders to approve a policy that permits Mitchell Hutchins and the Board to appoint and replace sub-advisers for the Fund and to enter into and amend their sub-advisory contracts without further shareholder approval.

      PROPOSAL 1: TO APPROVE OR DISAPPROVE A NEW INVESTMENT MANAGEMENT AND ADMINISTRATION CONTRACT BETWEEN THE TRUST AND MITCHELL HUTCHINS WITH RESPECT TO
                                   THE FUND.

    Mitchell Hutchins proposed to the Board and the Board approved at its meeting on November 8, 2000, a new Investment Management and Administration Contract ("Proposed Management Contract") between the Trust and Mitchell Hutchins with respect to the Fund. The Proposed Management Contract is substantially similar to the Trust's current Interim Management Contract and the Trust's recently terminated Investment Advisory and Administration Contract ("Old Contract"). Under the Proposed Management Contract, Mitchell Hutchins will have the same duties and responsibilities and will receive the same compensation as under the Interim Management and Old Contracts. A form of the Proposed Management Contract is attached as Appendix B.

COMPARISON BETWEEN (1) THE OLD CONTRACT AND (2) THE INTERIM MANAGEMENT CONTRACT
  AND THE PROPOSED MANAGEMENT CONTRACT

    The primary difference between the Interim Management Contract and the Proposed Management Contract (collectively, the "New Contracts") on the one hand, and the Old Contract, on the other hand, is the change of Mitchell Hutchins' role under the New Contracts. Under the Old Contract, Mitchell Hutchins' role was to provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments and cash equivalents in the Fund, and to determine what securities and other investments would be purchased, retained or sold by the Fund. Under the New Contracts, the role of Mitchell Hutchins is to oversee the management of the Fund's portfolio by one or more sub-advisers, rather than managing the Fund itself. Such oversight includes reviewing prospective sub-advisers, selecting such sub-advisers, and monitoring and evaluating their performance. Mitchell Hutchins will report to the Board the results of its evaluation, supervision, and monitoring duties and will make recommendations to the Board concerning the renewal, modification or termination of sub-advisory contracts.

    The Old Contract and the New Contracts all permit Mitchell Hutchins to delegate its duties under the contracts to a sub-adviser. However, the New Contracts now specifically anticipate that Mitchell Hutchins will delegate all of its investment management duties to a sub-adviser. Furthermore, the New Contracts explicitly permit Mitchell Hutchins to delegate its duties to more than one sub-adviser. Under the New Contracts, Mitchell Hutchins also has the power to allocate and reallocate responsibility for the management of a specific portion of the Fund's assets among the sub-advisers. In addition, the New Contracts have been amended to acknowledge that Mitchell Hutchins can engage a sub-adviser subject only to approval of the sub-advisory contract by the Board and to any requirements of the securities laws pertaining thereto, which would permit Mitchell Hutchins to implement Proposal 3 if it is approved by the Fund's shareholders. As described in Proposal 3, Mitchell Hutchins and the Trust have received an order from the Securities and Exchange Commission ("SEC") permitting the engagement of a sub-adviser by the Board acting alone and without the need for approval by the vote of the holders of a majority of the outstanding shares of the Fund. See Proposal 3 for more information.

    As administrator, under both the Old Contract and the New Contracts, Mitchell Hutchins will manage the affairs of the Fund, subject to the supervision of the Board. Mitchell Hutchins will provide the Fund with such corporate, administrative and clerical personnel (including officers of the Trust) and services as are deemed reasonably necessary or advisable by the Board, including the maintenance of certain books and records of the Fund. Mitchell Hutchins will arrange, but not pay, for the periodic preparation, updating, filing and dissemination (as applicable) of reports to the Fund's shareholders and the SEC and other appropriate federal or state regulatory authorities. Mitchell Hutchins will provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. Mitchell Hutchins will provide the Board on a regular basis with economic and investment analyses and reports and make available to the Board, upon request, any economic, statistical and investment services normally available to institutional or other customers of Mitchell Hutchins.

    Under the New Contracts, for both the services provided and the expenses assumed with respect to the Fund, the Trust will pay to Mitchell Hutchins a fee, computed daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund. This fee is identical to the fee paid to Mitchell Hutchins under the Old Contract.

    Under the Old Contract and each of the New Contracts, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, the Fund or its shareholders in connection with the matters to which the contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard by it of its obligations and duties under the contract. The only difference between the contracts in this section is that the New Contracts specifically extend the limitation of liability to Mitchell Hutchins' officers, directors, employees and delegates and to any sub-adviser to the Fund, whereas the Old Contract does not explicitly include such persons in its corresponding section. Both the Old Contract and the New Contracts provide that the Trustees of the Trust and Fund shareholders will not be liable for any obligations of the Fund or the Trust under the contracts, and that Mitchell Hutchins will look only to the assets and property of the Trust in settlement of any rights or claims under the contracts.

    Both the Old Contract and the New Contracts terminate automatically upon assignment. The Old Contract and the Proposed Management Contract are terminable at any time without penalty by the Board or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to Mitchell Hutchins or, without penalty, by Mitchell Hutchins on 60 days' written notice to the Fund. The Interim Management Contract may be terminated at any time without penalty by the Board or by vote of the holders of a majority of the Fund's outstanding voting securities on 10 days' written notice to Mitchell Hutchins or, without penalty, by Mitchell Hutchins on 60 days' written notice to the Fund.

    If approved by the Fund's shareholders, the Proposed Management Contract will become effective on the date of approval and will remain in effect for an initial two-year term. Thereafter, the Proposed Management Contract will continue in effect if it is approved at least annually by a vote of the Fund's shareholders or by the Board, provided that, in either event, continuance is approved by the vote of a majority of those Trustees who are not "interested persons," as defined by the 1940 Act, of the Fund or Mitchell Hutchins ("Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval.

    The Old Contract is dated April 21, 1988 and was last submitted to a vote of shareholders of the Fund on that date in connection with Mitchell Hutchins' assuming direct responsibility for serving as the Fund's investment adviser and administrator. Prior to that date, PaineWebber Incorporated had served as the Fund's investment adviser and administrator and Mitchell Hutchins had served as its sub-adviser and sub-administrator. Continuance of the Old Contract was last approved by the Board, including a majority of the Independent Trustees, at a meeting held on May 11, 2000. Under the Old Contract and the Interim Management Contract, the Fund paid (or accrued) fees to Mitchell Hutchins in the amount of $238,812 during the fiscal year ended December 31, 2000. During that fiscal year, the Fund also paid $586 to PaineWebber Incorporated ("PaineWebber") for its services as securities lending agent.

    Further information about Mitchell Hutchins is set forth in Appendix C.

COMPARISON OF THE INTERIM MANAGEMENT CONTRACT AND THE PROPOSED MANAGEMENT
  CONTRACT

    The Interim Management Contract and the Proposed Management Contract are substantially similar, with the only differences stemming from the provisional nature of the Interim Management Contract and the requirements of Rule 15a-4 of the 1940 Act, as described below.

    The Interim Management Contract is effective for only 150 days from its date of adoption, not two years from the date of adoption as under the Proposed Management Contract. In addition, only 10 days' written notice is required for termination of the Interim Management Contract by the Fund, rather than the 60 days' written notice required under the Proposed Management Contract.

    The Proposed Management Contract (but not the Interim Management Contract) provides that Mitchell Hutchins may perform direct portfolio management with respect to any portion of the Fund's assets for which no sub-advisory arrangements are in effect upon Board request. To effect such requests, the Proposed Management Contract also includes provisions related to Mitchell Hutchins' authorization to pay higher commissions to brokers who provide research, analysis and other services to the Fund, selection of brokers, principal transactions, aggregation and allocation or orders, maintenance of books and records, net asset value and net income computation, and authorization of transactions on national securities exchanges by members or such exchanges and retention of compensation from such transactions.

    Finally, the Proposed Management Contract (but not the Interim Management Contract) includes any sub-administrators to the Fund in its limitation on liability section and provides that the contract is terminable upon assignment.

EVALUATION BY THE BOARD

    Prior to approving the Proposed Management Contract, the Fund's Board, including a majority of the Independent Trustees, reviewed and analyzed the factors they deemed relevant, including (1) the services now being provided by Mitchell Hutchins; (2) the nature, quality, and scope of such services as well as the Fund's investment performance; (3) the nature and scope of the services to be provided to the Fund by Mitchell Hutchins under the Proposed Management Contract; (4) the ability of Mitchell Hutchins to provide such services; and
(5) the potential effect of the Proposed Management Contract on shareholders. The Trustees reviewed the proposed fees payable to Mitchell Hutchins under the Proposed Management Contract and noted that the compensation to be received by Mitchell Hutchins under the Proposed Management Contract is the same as its compensation under the Old Contract, which the Board previously has determined to be fair and reasonable. The Board also considered the management, advisory and/or administration fees paid by other investment companies with similar objectives and characteristics.

    After full consideration of the above listed and other factors, the Board, including the Independent Trustees, approved the Proposed Management Contract and authorized the submission of the Proposed Management Contract to the Fund's shareholders for their approval at the Meeting.

REQUIRED VOTE

    Approval of Proposal 1 requires the affirmative vote of the lesser of
(1) 67% or more of the Shares of the Fund present at the Meeting, if more than 50% of the outstanding Shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding Shares entitled to vote at the Meeting.

    If the Fund's shareholders do not approve Proposal 1, the Interim Management Contract will continue in effect for the remainder of its original 150-day term (until March 9, 2001), and the Board will consider what measures are necessary or appropriate to ensure the continuation of advisory services to the Fund.

                   THE BOARD RECOMMENDS THAT CONTRACT OWNERS
                           GIVE INSTRUCTIONS TO VOTE
                               "FOR" PROPOSAL 1.

                            ------------------------

    PROPOSAL 2: TO APPROVE OR DISAPPROVE A NEW SUB-ADVISORY CONTRACT BETWEEN
        MITCHELL HUTCHINS AND ALLIANCE CAPITAL WITH RESPECT TO THE FUND.

    Mitchell Hutchins proposed to the Board, and the Board approved at its meeting on November 8, 2000, a new sub-advisory contract between Mitchell Hutchins and Alliance Capital ("Proposed Sub-Advisory Contract"). The Proposed Sub-Advisory Contract is substantially similar to the Interim Sub-Advisory Contract adopted by the Board on October 6, 2000. A form of the Proposed Sub-Advisory Contract is attached as Appendix D.

    Further information about Alliance Capital is set forth in Appendix E.

PROPOSED SUB-ADVISORY CONTRACT

    Under the Proposed Sub-Advisory Contract, Alliance Capital would be responsible, subject to the supervision of the Board and Mitchell Hutchins, for the actual investment management of all or a designated portion of the assets of the Fund, including placing purchase and sell orders for investments and for other related transactions. Alliance Capital agrees to provide a continuous investment program for the Fund's assets, including investment research and management. The Proposed Sub-Advisory Contract recognizes that Alliance Capital may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide the sub-adviser with research, analysis, advice or similar services. Subject to its obligations to seek best execution, Alliance Capital may also place transactions on behalf of the Fund with Sanford C. Bernstein & Co., LLC ("Bernstein"), an affiliate of Alliance Capital, or any other broker-dealer deemed to be an affiliate of Alliance Capital. In addition, the Proposed Sub-Advisory Contract authorizes Alliance Capital and its affiliated broker-dealers (including Bernstein) to execute agency cross transactions ("Cross Transactions") on behalf of the Fund. Cross Transactions are transactions which may be effected by affiliated broker-dealers acting for the Fund and the counterparty to the transaction. Cross Transactions enable Alliance Capital to purchase or sell a block of securities for the Trust or the Fund at a set price and possibly avoid an unfavorable price movement that may be created through entrance into the market with such purchase or sale order. As such, Alliance Capital believes that Cross Transactions can provide meaningful benefits for the Fund and its clients generally. It should be noted that in a Cross Transaction an affiliated broker-dealer will be receiving commissions from both sides of the trade and, therefore, there is a potentially conflicting division of loyalties and responsibilities.

    The Proposed Sub-Advisory Contract also provides that Alliance Capital will
(1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions the sub-adviser effects on behalf of the Fund, and will furnish the Board and Mitchell Hutchins with such periodic and special reports as the Board or Mitchell Hutchins may reasonably request; (2) provide the Board or Mitchell Hutchins with economic and investment analyses and reports, as well as quarterly reports, setting forth the Fund's performance with respect to its investments and make available to the Board and Mitchell Hutchins any economic, statistical and investment services that Alliance Capital normally makes available to its institutional investors or other customers; and (3) provide assistance in the fair valuation of, and use reasonable efforts to arrange for the provision of a price or prices from one or more parties independent of Alliance Capital for, each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

    The Proposed Sub-Advisory Contract provides that Alliance Capital will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, its shareholders, the Trust or Mitchell Hutchins in connection with the matters to which the contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Alliance Capital in the performance of its duties or from reckless disregard by it of its obligations and duties under the contract. In addition, Alliance Capital will not have any responsibilities for any other series of the Trust, for any portion of the Fund's assets that it does not manage or for the acts or omissions of any other sub-adviser for the Fund or the Trust. In particular, if at any time Alliance Capital only manages a portion of the Fund's assets, Alliance Capital will have no responsibility for the Fund's being in violation of any law or regulation or Fund policy or restriction or for the Fund's failure to qualify as a "regulated investment company" for federal tax purposes, if the portion of the Fund's portfolio managed by Alliance Capital would not be in such violation or fail to so qualify if such portion were deemed a separate series of the Trust or a separate "regulated investment company."

    The Proposed Sub-Advisory Contract provides that the Fund, by the vote of a majority of the Board or a majority of its outstanding voting securities, may terminate the contract, without penalty, on 60 days' written notice to Alliance Capital and Alliance Capital may terminate the contract, without penalty, on 60 days' written notice to Mitchell Hutchins. The Proposed Sub-Advisory Contract also permits Mitchell Hutchins to terminate the contract, without penalty:
(1) upon material breach by Alliance Capital of certain specific representations and warranties in the contract (E.G., registration as an investment adviser, adoption of a code of ethics, notification of changes in control, prohibition on advertising the relationship between Alliance Capital and the Fund, the Trust or Mitchell Hutchins in promotional materials without prior consent), if such breach is not cured within a 20-day period after notice of such breach or
(2) if, in the reasonable judgment of Mitchell Hutchins, Alliance Capital becomes unable to discharge its duties and obligations under the contract, including circumstances such as financial insolvency of Alliance Capital or any other circumstances which could adversely affect the Fund. In addition, the contract terminates automatically upon assignment.

    Under the Proposed Sub-Advisory Contract, for the services performed and the expenses assumed, Alliance Capital would receive a sub-advisory fee paid by Mitchell Hutchins (not the Fund), computed daily and paid monthly, at an annual rate of 0.375% of the Fund's average daily net assets under Alliance Capital's management. Under the Interim Sub-Advisory Contract, Mitchell Hutchins (not the Fund) pays Alliance Capital an identical fee and, for the period October 10, 2000 through December 31, 2000, paid (or accrued) sub-advisory fees to Alliance Capital in the amount of $21,773.

    If approved by the Fund's shareholders, the Proposed Sub-Advisory Contract will become effective on the date of approval and will remain in effect for an initial two-year term. Thereafter, the Proposed Sub-Advisory Contract will continue in effect if it is approved at least annually by a vote of the Fund's shareholders or by the Board, provided that, in either event, continuance is approved by the vote of a majority of the Independent Trustees, which vote must be cast in person at a meeting called for the purpose of voting on such approval.

COMPARISON OF THE INTERIM SUB-ADVISORY CONTRACT AND THE PROPOSED SUB-ADVISORY
  CONTRACT

    The Interim Sub-Advisory Contract and the Proposed Sub-Advisory Contract are substantially similar. Some of the differences between the two contracts stem from the provisional nature of the Interim Sub-Advisory Contract and the requirements of Rule 15a-4 of the 1940 Act. The Interim Sub-Advisory Contract is effective for only 150 days from the termination date of the old investment advisory and administration contract, not for two years from the date of adoption as under the Proposed Sub-Advisory Contract. In addition, only 10 days' written notice is required for termination of the Interim Sub-Advisory Contract by the Fund, rather than the 60 days' written notice required under the Proposed Sub-Advisory Contract. Another difference is an additional provision in the Proposed Sub-Advisory Contract that reflects the Board's ability to amend the contract without shareholder approval in accordance with the SEC exemptive order discussed in Proposal 3 (if such Proposal is approved by shareholders). Finally, the Proposed Sub-Advisory Contract specifically states that the contract will terminate upon its assignment or the termination of the Proposed Management Contract.

EVALUATION BY BOARD

    In determining to approve the Proposed Sub-Advisory Contract, the Board analyzed the factors it deemed relevant, particularly Mitchell Hutchins' decision to refocus its business to the exclusion of providing portfolio advisory services to most of its equity funds, the expertise that Alliance Capital offers in providing portfolio management services to other growth portfolios, the past performance of other similar funds managed by Alliance Capital, its overall capabilities to perform the services under the Proposed Sub-Advisory Contract and its willingness to perform those services for the Fund. The Board also considered the sub-advisory fees that would be payable to Alliance Capital. The Board reviewed the services provided by Alliance Capital to its other investment company clients, the ability of Alliance Capital to provide these services to the Fund, including its personnel, operations and financial condition, and other factors that would affect the provision of those services. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, approved the Proposed Sub-Advisory Contract and recommended that it be submitted to the shareholders for approval.

REQUIRED VOTE

    Approval of Proposal 2 requires the affirmative vote of the lesser of
(1) 67% or more of the Shares of the Fund present at the Meeting, if more than 50% of the outstanding Shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding Shares entitled to vote at the Meeting.

    If Proposal 2 is not approved by the Fund's shareholders, the Interim Sub-Advisory Contract will continue in effect for the remainder of its original 150-day term (until March 9, 2001), and the Board and Mitchell Hutchins will consider what sub-advisory services should be provided to the Fund.

                   THE BOARD RECOMMENDS THAT CONTRACT OWNERS
                           GIVE INSTRUCTIONS TO VOTE
                               "FOR" PROPOSAL 2.

                            ------------------------

 PROPOSAL 3: TO APPROVE OR DISAPPROVE A POLICY TO PERMIT MITCHELL HUTCHINS AND THE TRUST'S BOARD TO APPOINT AND REPLACE SUB-ADVISERS FOR THE FUND AND TO ENTER INTO AND AMEND THEIR SUB-ADVISORY CONTRACTS WITHOUT SEEKING FURTHER SHAREHOLDER
                                   APPROVAL.

    At its meeting on November 8, 2000, the Board approved and recommended that shareholders of the Fund also be asked to approve a policy to permit Mitchell Hutchins, subject to the approval of the Board, to appoint and replace sub-advisers for the Fund and to enter into and amend their sub-advisory contracts without seeking further shareholder approval ("Sub-Adviser Approval Policy"). Shareholders are being asked to approve this policy at the Meeting to permit Mitchell Hutchins to make changes in the sub-advisory arrangements for the Fund in the future without having to incur the expense of another shareholder meeting. The policy, if approved by the Fund's shareholders, would apply only to sub-advisers that are not affiliated with Mitchell Hutchins, and thus would not permit Mitchell Hutchins and the Board to appoint any Mitchell Hutchins affiliate to serve as sub-adviser to the Fund without shareholder approval.

CURRENT SUB-ADVISER APPROVAL PROCESS

    Currently, the holders of a majority of the Fund's outstanding Shares must approve any sub-advisory contract between Mitchell Hutchins and a sub-adviser pursuant to which the sub-adviser provides the Fund with investment management services. Shareholder approval is required in addition to approval by the Board and by a majority of the Independent Trustees.

PROPOSED SUB-ADVISER APPROVAL POLICY

    The proposed Sub-Adviser Approval Policy would permit Mitchell Hutchins, subject to the approval of the Board, including a majority of the Independent Trustees, to appoint and replace one or more sub-advisers and to enter into and amend their sub-advisory contracts without obtaining shareholder approval. The Sub-Adviser Approval Policy thus would permit Mitchell Hutchins to change sub-advisers or sub-advisory arrangements in the following types of situations:
(1) the sub-adviser has a record of substandard performance; (2) the individual employees responsible for portfolio management of the Fund move from the sub-adviser to another investment advisory firm; (3) there is a change of control of the sub-adviser; (4) Mitchell Hutchins decides to diversify the Fund's management by adding another sub-adviser; and (5) there is a change in investment style of the Fund. The sub-advisory fee paid by Mitchell Hutchins (not the Fund) to any new sub-adviser may be lower or higher than the fee payable to the Fund's current sub-adviser, thereby allowing Mitchell Hutchins to retain a greater or smaller portion of the fees paid by the Fund to Mitchell Hutchins. The Sub-Adviser Approval Policy will not be used to appoint any sub-adviser that is affiliated with Mitchell Hutchins as that term is used in the 1940 Act or to amend materially any sub-advisory contract with an affiliated sub-adviser.

    Approval of the Sub-Adviser Approval Policy will not affect any of the requirements under the federal securities laws that govern the Fund, Mitchell Hutchins, any sub-adviser, or any sub-advisory contract, other than the requirement to call and hold a meeting of the Fund's shareholders for the purpose of approving a sub-advisory contract. The Board, including the Independent Trustees, will continue to evaluate and approve all new sub-advisory contracts between Mitchell Hutchins and any sub-adviser as well as all changes to existing sub-advisory contracts. In addition, the Fund and Mitchell Hutchins will be subject to several conditions imposed by the SEC to ensure that the interests of the Fund's shareholders (and Contract Owners) are adequately protected whenever Mitchell Hutchins acts under the Sub-Adviser Approval Policy. Finally, within 90 days of the appointment of a new sub-adviser, the Fund will provide its shareholders with an information statement that contains substantially the same information about the sub-adviser, the sub-advisory contract and the sub-advisory fee that the Fund's shareholders would receive in a proxy statement. If the Fund's shareholders are not satisfied with the sub-advisory arrangements that Mitchell Hutchins and the Board implement under the Sub-Adviser Approval Policy, they would of course be able to exchange or sell their shares. The Companies would forward the information to the Contract Owners so that the Contract Owners would be advised of the new sub-advisory arrangements. If not satisfied, the Contract Owners could allocate the portion of the value of their Contracts invested in the Fund to another investment.

    Shareholder approval of this Proposal 3 will not change the total amount of management fees paid by the Fund to Mitchell Hutchins or Mitchell Hutchins' duties and responsibilities toward the Fund under the Proposed Management Contract.

BENEFITS OF THE SUB-ADVISER APPROVAL POLICY

    The Board believes that it is in the best interests of the Fund's shareholders to give Mitchell Hutchins the maximum flexibility to select, supervise and evaluate sub-advisers without incurring the expense and potential delay of seeking specific shareholder approval. While Rule 15a-4 under the 1940 Act provides a limited exception to the shareholder approval requirements for an interim advisory contract (pursuant to which the Fund's Interim Management Contract and Interim Sub-Advisory Contract were adopted), the Fund's current advisory contract must be terminated before the Rule can apply and the Fund's shareholders still must approve the new advisory and sub-advisory contracts no later than 150 days after the effective dates of the interim contracts. Thus, even when a change in investment management arrangements involving one or more sub-advisers can be put into place promptly on a temporary basis, the Fund must still call and hold a meeting of the Fund's shareholders, create and distribute proxy materials, and arrange for the solicitation of voting instructions from shareholders. This process is time-intensive, slow and costly. These costs are generally borne entirely by the Fund (although in the case of this solicitation, they are being borne by Mitchell Hutchins). If Mitchell Hutchins and the Board can rely on the Sub-Adviser Approval Policy, the Board would be able to act more quickly and with less expense to appoint an unaffiliated sub-adviser when the Board and Mitchell Hutchins believe that the appointment would benefit the Fund and its shareholders.

    Also, the Board believes that it is appropriate to vest the selection, supervision and evaluation of the sub-advisers in Mitchell Hutchins, subject to review by the Board, in light of Mitchell Hutchins' significant experience and expertise in this area. The Board believes that investors may choose to invest in the Fund because of Mitchell Hutchins' experience in this respect.

    Finally, the Board believes that the interests of shareholders (and Contract Owners) will be protected under the Sub-Adviser Approval Policy because the Board will oversee the sub-adviser selection process whenever Mitchell Hutchins selects a sub-adviser or modifies a sub-advisory contract. The Board, including a majority of the Independent Trustees, will continue to evaluate and approve all new sub-advisory contracts as well as any modification to existing sub-advisory contracts. In each review, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the sub-adviser. The Board will compare the investment performance of the assets managed by the sub-adviser with other accounts with similar investment objectives managed by other advisers and will review the sub-adviser's compliance with federal securities laws and regulations. The Board believes that its review will ensure that Mitchell Hutchins continues to act in the best interests of the Fund, its shareholders and the Contract Owners.

REQUIRED VOTE

    Approval of Proposal 3 requires the affirmative vote of the lesser of
(1) 67% or more of the Shares of the Fund present at the Meeting, if more than 50% of the outstanding Shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding Shares entitled to vote at the Meeting.

    If the Fund's shareholders do not approve the Sub-Adviser Approval Policy, the Fund will continue to be required to call a special meeting to obtain shareholder approval of changes in the Fund's sub-advisory arrangements.

                   THE BOARD RECOMMENDS THAT CONTRACT OWNERS
                           GIVE INSTRUCTIONS TO VOTE
                               "FOR" PROPOSAL 3.

                            ------------------------

                       INFORMATION ABOUT CERTAIN TRUSTEES
                           AND OFFICERS OF THE TRUST

    Officers are appointed by the Board and serve at its pleasure. Information regarding officers and Trustees of the Trust who are employees or directors of Mitchell Hutchins or PaineWebber is provided below.

    MARGO N. ALEXANDER: age 53, Trustee. Mrs. Alexander is chairman (since March
1999) and a director (since January 1995) of Mitchell Hutchins, and an executive vice president and a director of PaineWebber (since March 1984). She was chief executive officer of Mitchell Hutchins from January 1995 to October 2000.
Mrs. Alexander is a director or trustee of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    E. GARRETT BEWKES, JR.: age 74, Trustee and chairman of the Board.
Mr. Bewkes serves as a consultant to PaineWebber (since May 1999). Prior to November 2000, he was a director of Paine Webber Group Inc. ("PW Group," formerly the holding company of PaineWebber and Mitchell Hutchins), and prior to 1988, he was chairman of the board, president and chief executive officer of American Bakeries Company. Mr. Bewkes is a director of Interstate Bakeries Corporation. Mr. Bewkes is a director or trustee of 40 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    BRIAN M. STORMS: age 46, president and Trustee. Mr. Storms is chief executive officer (since October 2000) and president (since March 1999) of Mitchell Hutchins. He was president of Prudential Investments (1996-1999). Prior to joining Prudential, he was a managing director at Fidelity Investments.
Mr. Storms is president and a director or trustee of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    T. KIRKHAM BARNEBY: age 54, vice president. Mr. Barneby is a managing director and chief investment officer -- quantitative investments of Mitchell Hutchins. Mr. Barneby is a vice president of 14 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates services as investment adviser.

    THOMAS DISBROW: age 34, vice president and assistant treasurer. Mr. Disbrow is a first vice president and a senior manager of the mutual fund finance department of Mitchell Hutchins. Prior to November 1999, he was a vice president of Zweig/Glaser Advisers. Mr. Disbrow is a vice president and assistant treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    AMY R. DOBERMAN: age 38, vice president. Ms. Doberman is a senior vice president and general counsel of Mitchell Hutchins. From December 1996 through July 2000, she was general counsel of Aeltus Investment Management, Inc. Prior to working at Aeltus, Ms. Doberman was a Division of Investment Management Assistant Chief Counsel at the SEC. Ms. Doberman is a vice president of 29 investment companies and a vice president and secretary of one investment company for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    ELBRIDGE T. GERRY III: age 43, vice president. Mr. Gerry is a managing director and chief investment officer -- short-term strategies and municipals of Mitchell Hutchins. Prior to January 1996, he was with J.P. Morgan Private Banking where he was responsible for managing municipal assets, including several municipal bond funds. Mr. Gerry is a vice president of 20 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    JOHN J. LEE: age 32, vice president and assistant treasurer. Mr. Lee is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Prior to September 1997, he was an audit manager in the financial services practice of Ernst & Young LLP. Mr. Lee is a vice president and assistant treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    KEVIN J. MAHONEY: age 35, vice president and assistant treasurer.
Mr. Mahoney is a first vice president and a senior manager of the mutual fund finance department of Mitchell Hutchins. From August 1996 through March 1999, he was the manager of the mutual fund internal control group of Salomon Smith Barney. Prior to August 1996, he was an associate and assistant treasurer of BlackRock Financial Management L.P. Mr. Mahoney is a vice president and assistant treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    ANN E. MORAN: age 43, vice president and assistant treasurer. Ms. Moran is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Ms. Moran is a vice president and assistant treasurer of

30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    DIANNE E. O'DONNELL: age 48, vice president and secretary. Ms. O'Donnell is a senior vice president and deputy general counsel of Mitchell Hutchins.
Ms. O'Donnell is a vice president and secretary of 29 investment companies and vice president and assistant secretary of one investment company for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    SUSAN P. RYAN: age 40, vice president. Ms. Ryan is a senior vice president and a portfolio manager of Mitchell Hutchins. Ms. Ryan is a vice president of six investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    PAUL H. SCHUBERT: age 37, vice president and treasurer. Mr. Schubert is a senior vice president and the director of the mutual fund finance department of Mitchell Hutchins. Mr. Schubert is a vice president and treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    BARNEY A. TAGLIALATELA: age 39, vice president and assistant treasurer. Mr. Taglialatela is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Mr. Taglialatela is a vice president and assistant treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    KEITH A. WELLER: age 39, vice president and assistant secretary. Mr. Weller is a first vice president and senior associate general counsel of Mitchell Hutchins. Mr. Weller is a vice president and assistant secretary of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

                                 OTHER BUSINESS

    Management does not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, the proxies will vote thereon in accordance with their best judgment in the interests of the Fund.

                               PROXY SOLICITATION

    The costs of the Meeting, including the costs of preparing solicitation materials, will be borne by Mitchell Hutchins. The principal solicitation will be by mail, but proxies also may be solicited by telephone, telegraph, the Internet or personal interview by regular employees of PaineWebber and Mitchell Hutchins, who will not receive any compensation from the Fund for doing so. MIS Corporation has been retained to assist with solicitation activities and will be paid fees and expenses of approximately $3,700. The Trust will forward to record owners proxy materials for any beneficial owners that such record owners may represent.

                             SHAREHOLDER PROPOSALS

    As a general matter, the Trust does not hold annual or other regular meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Fund's shareholders should send such proposals to the Fund at 51 West 52nd Street, New York, New York 10019-6114. Proposals must be received a reasonable period of time prior to any meeting to be included in the proxy materials or otherwise considered at the meeting. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

    TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                 By Order of the Board of Trustees,
                                 DIANNE E. O'DONNELL
                                 SECRETARY

February 9, 2001
51 West 52nd Street
New York, NY 10019-6114

                                   APPENDIX A
                              OWNERSHIP OF SHARES

    To the knowledge of the Trust's management, as of the Record Date, there were no Contract Owners with the ability to provide voting instructions with respect to more than 5% of a class of the Fund's Shares. However, the proportionate voting by the Companies of Shares for which no voting instruction cards are returned may result in certain Contract Owners' instructions affecting the vote of 5% or more of the outstanding Shares of a class.

    To the knowledge of the Trust's management, as of the Record Date, the Trustees and executive officers of the Trust, as a group, had the ability to provide voting instructions for less than 1% of the outstanding Shares of the Fund. The following insurance company Separate Accounts are shown on the Fund's records as owning 5% or more of a class of the Fund's Shares as of the Record Date.

                                                     PERCENTAGE OF SHARES
                                                     OWNED OF RECORD AS OF
NAME AND ADDRESS                                       JANUARY 23, 2001
---------------------------------------------------  ---------------------
American Republic Insurance Company                               49.16%
Annuity Administration                                    Class H Shares
P.O. Box 1
Des Moines, IA 50301

PaineWebber Life Insurance Company                                39.22%
Annuity Administration                                    Class H Shares
P.O. Box 10
Des Moines, IA 50301-0010

AIG Life Paradigm Variable Annuity                                 9.72%
c/o Robert Shock, Stop 6-01B                              Class H Shares
1 Alico Plaza
Wilmington, DE 19801

Keyport Life Insurance Company                                    99.50%
125 High Street                                           Class I Shares
Boston, MA 02110-2712

                                   APPENDIX B
                       FORM OF INVESTMENT MANAGEMENT AND
                            ADMINISTRATION CONTRACT

    Contract made as of             , 2001, between MITCHELL HUTCHINS SERIES
TRUST, a Massachusetts business trust ("Fund"), and MITCHELL HUTCHINS ASSET MANAGEMENT INC. ("Mitchell Hutchins"), a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"), and as a broker-dealer under the Securities Exchange Act of 1934, as amended ("1934 Act");

    WHEREAS the Fund is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company, and is authorized to offer for public sale distinct series of shares of beneficial interest; and

    WHEREAS the Fund desires and intends to have one or more investment advisers ("Sub-Advisers") provide investment advisory and portfolio management services with respect to the series of shares of beneficial interest of the Fund designated as Growth Portfolio and each such other series as to which this Contract may apply (each a "Series"); and

    WHEREAS the Fund desires to retain Mitchell Hutchins as investment manager and administrator to furnish certain administrative and portfolio management services to the Fund with respect to the Series, and Mitchell Hutchins is willing to furnish such services;

    NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. APPOINTMENT. The Fund hereby appoints Mitchell Hutchins as investment manager and administrator of the Fund and each Series for the period and on the terms set forth in this Contract. Mitchell Hutchins accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

    2.  DUTIES AS INVESTMENT MANAGER; APPOINTMENT OF SUB-ADVISERS.

    (a) Subject to the oversight and direction of the Fund's Board of Trustees ("Board"), Mitchell Hutchins will provide to the Fund investment management evaluation services principally by performing initial reviews of prospective Sub-Advisers for each Series and overseeing and monitoring performance of the Sub-Advisers thereafter. Mitchell Hutchins agrees to report to the Fund the results of its evaluation, oversight and monitoring functions and to keep books and records of the Fund in connection therewith. Upon the request of the Board, Mitchell Hutchins will provide portfolio management services with respect to any portion of Series' assets for which no Sub-Adviser is responsible. Mitchell Hutchins further agrees to communicate performance expectations and evaluations to the Sub-Advisers, and to recommend to the Fund whether agreements with Sub-Advisers should be renewed, modified or terminated.

    (b) Mitchell Hutchins is responsible for informing the Sub-Advisers of the investment objective(s), policies and restrictions of the Series for which the Sub-Adviser is responsible, for informing or ascertaining that it is aware of other legal and regulatory responsibilities applicable to the Sub-Adviser with respect to the Series for which the Sub-Adviser is responsible, and for monitoring the Sub-Advisers' discharge of their duties; but Mitchell Hutchins is not responsible for the specific actions (or inactions) of a Sub-Adviser in the performance of the duties assigned to it.

    (c) With respect to each Sub-Adviser for a Series, Mitchell Hutchins shall enter into an agreement ("Sub-Advisory Agreement") with the Sub-Adviser in substantially the form previously approved by the Board and shall seek approval of the Board or a Series' shareholders in a manner consistent with the 1940 Act, the rules thereunder or any applicable exemptive order.

    (d) Mitchell Hutchins shall be responsible for the fees payable to and shall pay the Sub-Adviser of a Series the fee as specified in the Sub-Advisory Agreement relating thereto.

    (e) In the event that the Board shall request that Mitchell Hutchins provide any portfolio management services to one or more Series, Mitchell Hutchins shall comply with this paragraph 2(e). Mitchell Hutchins agrees that in placing orders with brokers, it will attempt to obtain the best net result in terms of price and execution; provided that, on behalf of any Series, Mitchell Hutchins may, in its discretion, use brokers who provide the Series with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Series, and Mitchell Hutchins may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to Mitchell Hutchins' determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of Mitchell Hutchins to such Series and its other clients and that the total commissions paid by such Series will be reasonable in relation to the benefits to the Series over the long term. In no instance will portfolio securities be purchased from or sold to Mitchell Hutchins, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. Mitchell Hutchins may aggregate sales and purchase orders with respect to the assets of the Series with similar orders being made simultaneously for other accounts advised by Mitchell Hutchins or its affiliates. Whenever Mitchell Hutchins simultaneously places orders to purchase or sell the same security on behalf of a Series and one or more other accounts advised by Mitchell Hutchins, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account. The Fund recognizes that in some cases this procedure may adversely affect the results obtained for the Series. In providing any portfolio management services, Mitchell Hutchins will oversee the maintenance of all books and records with respect to the securities transactions of each Series, and will furnish the Board with such periodic and special reports as the Board reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Mitchell Hutchins hereby agrees that all records which it maintains for the Fund are the property of the Fund, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it maintains for the Fund and which are required to be maintained by Rule 31a-1 under the 1940 Act and further agrees to surrender promptly to the Fund any records which it maintains for the Fund upon request by the Fund. In providing any portfolio management services, Mitchell Hutchins will oversee the computation of the net asset value and the net income of each Series as described in the currently effective registration statement of the Fund under the Securities Act of 1933, as amended, and the 1940 Act and any supplements thereto ("Registration Statement") or as more frequently requested by the Board. The Fund hereby authorizes Mitchell Hutchins and any entity or persons associated with Mitchell Hutchins which is a member of a national securities exchange to effect any transaction on such exchange for the account of the Fund, which transaction is permitted by Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation by Mitchell Hutchins or any entity or persons associated with Mitchell Hutchins for such transactions.

    3. DUTIES AS ADMINISTRATOR. Mitchell Hutchins will administer the affairs of the Fund and Series subject to the oversight and direction of the Board and the following understandings:

    (a) Mitchell Hutchins will supervise all aspects of the operations of the Fund and the Series, including oversight of transfer agency, custodial and accounting services, except as hereinafter set forth; provided, however, that nothing herein contained shall be deemed to relieve or deprive the Board of any of its responsibilities with respect to the conduct of the affairs of the Fund and the Series.

    (b) Mitchell Hutchins will provide the Fund and each Series with such corporate, administrative and clerical personnel (including officers of the Fund) and services as are reasonably deemed necessary or advisable by the

Board, including the maintenance of certain books and records of the Fund and Series in connection with the administration of the Fund.

    (c) Mitchell Hutchins will arrange, but not pay, for the periodic preparation, updating, filing and dissemination (as applicable) of the Fund's Registration Statement, proxy material, tax returns and required reports to shareholders of each Series and the Securities and Exchange Commission ("SEC") and other appropriate federal or state regulatory authorities.

    (d) Mitchell Hutchins will provide the Fund and each Series with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items.

    (e) Mitchell Hutchins will provide the Board on a regular basis with economic and investment analyses and reports and make available to the Board upon request any economic, statistical and investment services normally available to institutional or other customers of Mitchell Hutchins.

    4. FURTHER DUTIES. In all matters relating to the performance of this Contract, Mitchell Hutchins will act in conformity with the Declaration of Trust, By-Laws and the currently effective Registration Statement of the Fund and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the Advisers Act, and the rules under each, and all other applicable federal and state laws and regulations.

    5. DELEGATION OF MITCHELL HUTCHINS' DUTIES AS INVESTMENT MANAGER AND ADMINISTRATOR. With respect to any or all Series, Mitchell Hutchins may enter into one or more contracts ("Sub-Investment Management or Sub-Administration Contract") with one or more sub-investment managers or sub-administrators in which Mitchell Hutchins delegates to such sub-investment managers or sub-administrators any or all of its duties specified in Paragraphs 2 and 3 of this Contract, provided that each Sub-Investment Management or Sub-Administration Contract imposes on the sub-investment manager or sub-administrator bound thereby all the corresponding duties and conditions to which Mitchell Hutchins is subject under Paragraphs 2 and 3 of this Contract, and further provided that each Sub-Investment Management or Sub-Administration Contract meets all requirements of the 1940 Act and rules thereunder.

    6. SERVICES NOT EXCLUSIVE. The services furnished by Mitchell Hutchins hereunder are not to be deemed exclusive and Mitchell Hutchins shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of Mitchell Hutchins, who may also be a Trustee, officer or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

    7.  EXPENSES.

    (a) During the term of this Contract, each Series will bear all expenses, not specifically assumed by Mitchell Hutchins, incurred in its operations and the offering of its shares.

    (b) Expenses borne by each Series will include but not be limited to the following (or the Series' proportionate share of the following): (i) the cost (including brokerage commissions) of securities purchased or sold by the Series and any losses incurred in connection therewith; (ii) fees payable to and expenses incurred on behalf of the Series by Mitchell Hutchins under this Contract; (iii) expenses of organizing the Series; (iv) filing fees and expenses relating to the registrations and qualification of the Series' shares and the Fund under federal and/or state securities laws and maintaining such registration and qualifications; (v) fees and salaries payable to the Fund's Trustees and officers who are not interested persons of the Fund or Mitchell Hutchins; (vi) all expenses incurred in connection with the Trustees' services, including travel expenses; (vii) taxes (including any income or franchise taxes) and governmental fees; (viii) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; (ix) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or the Series for violation of any law; (x) legal, accounting and auditing expenses, including legal fees of special counsel for those Trustees of the Fund who are not interested persons of the Fund;
(xi) charges of custodians, transfer agents and other agents; (xii) costs of preparing share certificates; (xiii) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders;
(xiv) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders; (xv) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Fund is a party and the expenses the Fund may incur as a result of its legal obligation to provide indemnification to its officers, Trustees, agents and shareholders) incurred by the Fund or the Series; (xvi) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (xvii) costs of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof; (xviii) the cost of investment company literature and other publications provided by the Fund to its Trustees and officers; (xix) costs of mailing, stationery and communications equipment; (xx) expenses incident to any dividend, withdrawal or redemption options;

(xxi) charges and expenses of any outside pricing service used to value portfolio securities; (xxii) interest on borrowings of the Fund; and (xxiii) any fees or expenses related to license agreements with respect to securities indices.

    (c) The Fund or a Series may pay directly any expenses incurred by it in its normal operations and, if any such payment is consented to by Mitchell Hutchins and acknowledged as otherwise payable by Mitchell Hutchins pursuant to this Contract, a Series may reduce the fee payable to Mitchell Hutchins pursuant to Paragraph 8 thereof by such amount. To the extent that such deductions exceed the fee payable to Mitchell Hutchins on any monthly payment date, such excess shall be carried forward and deducted in the same manner from the fee payable on succeeding monthly payment dates.

    (d) Mitchell Hutchins will assume the cost of any compensation for services provided to the Fund received by the officers of the Fund and by those Trustees who are interested persons of the Fund.

    (e) The payment or assumption by Mitchell Hutchins of any expenses of the Fund or a Series that Mitchell Hutchins is not required by this Contract to pay or assume shall not obligate Mitchell Hutchins to pay or assume the same or any similar expense of the Fund or a Series on any subsequent occasion.

    8.  COMPENSATION.

    (a) For the services provided and the expenses assumed pursuant to this Contract, the Fund will pay to Mitchell Hutchins the annual fee set forth below with respect to the indicated Series, such fee stated as a percentage of average daily net assets, to be computed daily and paid monthly.

Growth Portfolio                                  0.75%

    (b) For the services provided and the expenses assumed pursuant to this Contract with respect to any Series hereafter established, the Fund will pay to Mitchell Hutchins from the assets of such Series a fee in an amount to be agreed upon in a written fee agreement ("Fee Agreement") executed by the Fund on behalf of such Series and by Mitchell Hutchins. All such Fee Agreements shall provide that they are subject to all terms and conditions of this Contract.

    (c) The fee shall be computed daily and paid monthly to Mitchell Hutchins on or before the last business day of the next succeeding calendar month.

    (d) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective day to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro rated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

    9. LIMITATION OF LIABILITY OF MITCHELL HUTCHINS. Mitchell Hutchins and its officers, directors, employees and delegates, including any Sub-Adviser, Sub-Investment Manager or Sub-Administrator to a Series, shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Series, the Fund or any of its shareholders, in connection with the matters to which this Contract relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract. Any person, even though also an officer, director, employee, or agent of Mitchell Hutchins, who may be or become an officer, Trustee, employee or agent of the Fund, shall be deemed, when rendering services to a Series or the Fund or acting with respect to any business of such Series or the Fund, to be rendering such service to or acting solely for the Series or the Fund and not as an officer, director, employee, or agent or one under the control or direction of Mitchell Hutchins even though paid by it.

    10. LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS OF THE FUND. The Trustees, officers, employees or agents of the Fund and the shareholders of any Series shall not be liable for any obligations of any Series or the Fund under this Contract and Mitchell Hutchins agrees that, in asserting any rights or claims under this Contract, it shall look only to the assets and property of the Fund in settlement of such right or claim, and not to such Trustees, officers, employees, agents or shareholders.

    11.  DURATION AND TERMINATION.

    (a) This Contract shall become effective for each Series upon the day and year first written above, provided that, with respect to any Series, this Contract shall not take effect unless it has first been approved (i) by a vote of a majority of those Trustees of the Fund who are not parties to this Contract or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval and (ii) by vote of a majority of that Series' outstanding voting securities.

    (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from the above written date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of those Trustees of the Fund who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and
(ii) by the Board or, with respect to any given Series, by vote of a majority of the outstanding voting securities of such Series.

    (c) Notwithstanding the foregoing, with respect to a Series, this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Series on sixty days' written notice to Mitchell Hutchins and may be terminated by Mitchell Hutchins at any time, without the payment of any penalty, on sixty days' written notice to the Fund. Termination of this Contract with respect to a Series shall in no way affect the continued validity of this Contract or the performance thereunder with respect to any other Series. This Contract will terminate automatically in the event of its assignment.

    12. AMENDMENT OF THIS CONTRACT. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Contract as to a Series shall be effective until approved by vote of a majority of the Series' outstanding voting securities.

    13. GOVERNING LAW. This Contract shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act, provided, however, that Paragraph 10 above will be construed in accordance with the laws of the Commonwealth of Massachusetts. To the extent that the applicable laws of the State of New York or the Commonwealth of Massachusetts conflict with the applicable provisions of the 1940 Act, the latter shall control.

    14. MISCELLANEOUS. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "national securities exchange," "net assets," "prospectus," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this Contract is relaxed by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

    [Signature block omitted.]

                                   APPENDIX C

MORE INFORMATION ABOUT MITCHELL HUTCHINS

    Mitchell Hutchins serves as the Fund's manager and administrator. Mitchell Hutchins, a Delaware corporation, is a wholly owned asset management subsidiary of PaineWebber Incorporated, a wholly owned indirect subsidiary of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114. The principal business offices of PaineWebber are located at 1285 Avenue of the Americas, New York, New York 10019-6028. The principal business offices of UBS AG are located at Bahnhofstrasse 45, Zurich, Switzerland. As of December 31, 2000, Mitchell Hutchins was the adviser or sub-adviser of 31 investment companies with 75 separate portfolios and aggregate assets of approximately $60.1 billion.

    Since January 1, 2000 (the beginning of the Fund's most recently completed fiscal year), purchases and sales of the securities of Paine Webber Group Inc. (the ultimate parent company of PaineWebber and Mitchell Hutchins prior to November 3, 2000), UBS AG, or Alliance Capital by the trustees of the Fund did not exceed 1% of the outstanding securities of any class of securities of such entities.

    Mitchell Hutchins also serves as the distributor for the Fund's Class I shares under a distribution contract that requires Mitchell Hutchins to use its best efforts to sell those shares. During its fiscal year ended December 31, 2000, the Fund paid brokerage commissions to affiliated broker-dealers as follows: $1,398 to PaineWebber and $1,921 to UBS Warburg. These brokerage commissions represented 3.64% and 5.00%, respectively, of the total brokerage commissions paid by the Fund during that fiscal year.

    The following is a list of the directors and principal executive officer of Mitchell Hutchins. The business address of each individual listed below is 51 West 52nd Street, New York, New York 10019-6114.

                                                POSITION WITH
NAME                                          MITCHELL HUTCHINS             PRINCIPAL OCCUPATION
----                                      -------------------------         --------------------
Margo N. Alexander                        Chairman and a director                   Same

Julian F. Sluyters                        Director and a managing                   Same
                                          director

Brian M. Storms                           Chief executive officer                   Same
                                          and president

OTHER INVESTMENT COMPANY CLIENTS

    Mitchell Hutchins also serves as investment manager to the following investment companies, which have investment objectives and policies similar to the Fund's, at the fee rates set forth below. These investment companies had the indicated net assets as of December 31, 2000.

      NAME OF FUND         ANNUAL MANAGEMENT FEE RATE  APPROXIMATE ASSETS
-------------------------  --------------------------  ------------------
PaineWebber Growth Fund    0.75% of average daily net     $431,693,876
 (a series of PaineWebber  assets
 Olympus Fund)

PACE Large Company Growth  0.80% of average daily net     $342,759,744
 Equity Investments (a     assets
 series of PaineWebber
 PACE Select Advisors
 Trust)

                                   APPENDIX D
                         FORM OF SUB-ADVISORY CONTRACT

    Contract made as of             , 2001 between MITCHELL HUTCHINS ASSET
MANAGEMENT INC., a Delaware corporation ("Mitchell Hutchins"), and ALLIANCE CAPITAL MANAGEMENT L.P., a Delaware limited partnership ("Sub-Adviser").

                                    RECITALS

    (1) Mitchell Hutchins has entered into an Investment Management and
Administration Agreement, dated             , 2001 ("Management Agreement"),
with Mitchell Hutchins Series Trust ("Fund"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), with respect to the series of the Trust designated as Growth Portfolio and each such other series as to which this Contract may apply (each a "Series");

    (2) Mitchell Hutchins wishes to retain the Sub-Adviser to furnish certain investment advisory services to Mitchell Hutchins and each of the above-referenced Series; and

    (3) The Sub-Adviser is willing to furnish such services;

    NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, Mitchell Hutchins and the Sub-Adviser agree as follows with respect to each Series:

    1. APPOINTMENT. Mitchell Hutchins hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the Series for the period and on the terms set forth in this Contract. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

    2.  DUTIES AS SUB-ADVISER.

    (a) Subject to the supervision and direction of the Fund's Board of Trustees ("Board") and review by Mitchell Hutchins, and any written guidelines adopted by the Board or Mitchell Hutchins, the Sub-Adviser will provide a continuous investment program for all or a designated portion of the assets ("Segment") of the Series, including investment research and discretionary management with respect to all securities and investments and cash equivalents in the Series or Segment. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Series or Segment. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for the Series or Segment. The Sub-Adviser will be responsible for voting proxies of issuers of securities held by the Series or Segment. The Sub-Adviser understands that the Series' assets need to be managed so as to permit it to (i) qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended ("Code") and (ii) continue to comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. The Sub-Adviser will provide services under this Contract in accordance with the Series' investment objective, policies and restrictions as stated in the Fund's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement").

    (b) The Sub-Adviser agrees that, in placing orders with brokers, it will obtain the best net result in terms of price and execution; provided that, on behalf of the Series, the Sub-Adviser may, in its discretion, use brokers that provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Series or Segment, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Series and its other clients and that the total commissions paid by the Series or Segment will be reasonable in relation to the benefits to the Series over the long term. In no instance will portfolio securities be purchased from or sold to Mitchell Hutchins or the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Sub-Adviser may aggregate sales and purchase orders with respect to the assets of the Series or Segment with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Series and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account. Mitchell Hutchins recognizes that in some cases this procedure may adversely affect the results obtained for the Series or Segment.

    Subject to the Sub-Adviser's obligations to seek best execution, Mitchell Hutchins agrees that the Sub-Adviser, in its sole discretion, may place transactions on behalf of the Series and the Fund with Sanford C. Bernstein & Co., LLC ("SCB LLC"), an affiliate of the Sub-Adviser, or any other broker-dealer deemed to be an affiliate of the Sub-Adviser (together with SCB LLC, the "Affiliated Broker-Dealers") so long as such transactions are effected in conformity with the requirements (including any applicable exemptions and administrative interpretations set forth in Part II of the Sub-Adviser's Form ADV Registration Statement ("Form ADV") on file with the Securities and Exchange Commission ("SEC")) of Section 11(a)(1)(H) of the Securities Exchange Act of 1934. In all such dealings, the Affiliated Broker-Dealers shall be authorized and entitled to retain any commissions, remuneration or profits which may be made in such transactions and shall not be liable to account for the same to Mitchell Hutchins, the Series or the Fund.

    Mitchell Hutchins further authorizes the Sub-Adviser and its Affiliated Broker-Dealers to execute agency cross transactions (the "Cross Transactions") on behalf of the Series and the Fund. Cross Transactions are transactions which may be effected by the Affiliated Broker-Dealers acting for both the Series or the Fund and the counterparty to the transaction. Cross Transactions enable the Sub-Adviser to purchase or sell a block of securities for the Series or the Fund at a set price and possibly avoid an unfavorable price movement that may be created through entrance into the market with such purchase or sale order. As such, the Sub-Adviser believes that Cross Transactions can provide meaningful benefits for the Series and the Fund and its clients generally. Mitchell Hutchins, the Series and the Fund should be aware, however, that in a Cross Transaction an Affiliated Broker-Dealer will be receiving commissions from both sides of the trade and, therefore, there is a potentially conflicting division of loyalties and responsibilities.

    (c) The Sub-Adviser will maintain all books and records required to be maintained pursuant to Rule 31a-1(b)(ii)(3), (5), (6), (7), (9) and (10) under the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions by the Sub-Adviser on behalf of the Series or Segment, and will furnish the Board and Mitchell Hutchins with such periodic and special reports as the Board or Mitchell Hutchins reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Series are the property of the Fund, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for the Series upon request by the Fund.

    (d) At such times as shall be reasonably requested by the Board or Mitchell Hutchins, the Sub-Adviser will provide the Board and Mitchell Hutchins with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the Series or Segment and make available to the Board and Mitchell Hutchins any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

    (e) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all portfolio securities in the Series or Segment and will use its reasonable efforts to arrange for the provision of a price from one or more parties independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

    3. FURTHER DUTIES. In all matters relating to the performance of this Contract, the Sub-Adviser will act in conformity with the Fund's Declaration of Trust, By-Laws and Registration Statement and with the written instructions and written directions of the Board and Mitchell Hutchins; and will comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act") and the rules under each; Subchapter M of the Code, as applicable to regulated investment companies; and all other federal and state laws and regulations applicable to the Fund and the Series. Mitchell Hutchins agrees to provide to the Sub-Adviser copies of the Fund's Declaration of Trust, By-Laws, Registration Statement, written instructions and directions of the Board and Mitchell Hutchins, and any amendments or supplements to any of these materials as soon as practicable after such materials become available; and further agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with Mitchell Hutchins (other than PaineWebber Incorporated and Mitchell Hutchins itself).

    4. EXPENSES. During the term of this Contract, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Contract. The Sub-Adviser shall not be responsible for any expenses incurred by the Fund, the Series or Mitchell Hutchins.

    5.  COMPENSATION.

    (a) For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Contract, Mitchell Hutchins, not the Series, will pay to the Sub-Adviser a sub-advisory fee, computed daily and paid monthly, at an annual rate as set forth in Schedule A hereto of the average daily net assets of the Series or Segment (computed in the manner specified in the Management Agreement) and will provide the Sub-Adviser with a schedule showing the manner in which the fee was computed. If the Sub-Adviser is managing a Segment, its fees will be based on the value of assets of the Series within the Sub-Adviser's Segment.

    (b) The fee shall be accrued daily and payable monthly to the Sub-Adviser on or before the last business day of the next succeeding calendar month.

    (c) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

    6.  LIMITATION OF LIABILITY.

    (a) The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Series, the Fund, its shareholders or by Mitchell Hutchins in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract.

    (b) In no event will the Sub-Adviser have any responsibilities for any other series of the Fund, for any portion of the Series' investments not managed by the Sub-Adviser or for the acts or omissions of any other sub-adviser to the Fund or Series.

    In particular, in the event the Sub-Adviser shall manage only a portion of the Series' investments, the Sub-Adviser shall have no responsibility for the Series' being in violation of any applicable law or regulation or investment policy or restriction applicable to the Series as a whole or for the Series' failing to qualify as a regulated investment company under the Code or failing to comply with the diversification requirements imposed by Section 817(h) and the regulations thereunder, if the securities and other holdings of the Segment managed by the Sub-Adviser are such that such Segment would not be in such violation or fail to so qualify or comply if such Segment were deemed a separate series of the Fund or a separate "regulated investment company" under the Code.

    Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

    7. REPRESENTATIONS OF SUB-ADVISER. The Sub-Adviser represents, warrants and agrees as follows:

    (a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify Mitchell Hutchins of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

    (b) The Sub-Adviser has adopted a written code of ethics and appropriate procedures complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Mitchell Hutchins and the Board with a copy of such code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Contract is in effect, a duly authorized officer of the Sub-Adviser shall certify to Mitchell Hutchins that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of Mitchell Hutchins, the Sub-Adviser shall permit Mitchell Hutchins, its employees or its agents to examine the reports required to be made by the Sub-Adviser pursuant to Rule 17j-1 and all other records relevant to the Sub-Adviser's code of ethics.

    (c) The Sub-Adviser has provided Mitchell Hutchins with a copy of its Form ADV, as most recently filed with the SEC, and promptly will furnish a copy of all amendments to Mitchell Hutchins at least annually.

    (d) The Sub-Adviser will notify Mitchell Hutchins of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Series or senior management of the Sub-Adviser, in each case prior to, or promptly after, such change.

    (e) Mitchell Hutchins and the Sub-Adviser agree that neither of them, nor any of their affiliates, will in any way refer directly or indirectly to their relationship with one another or any of their respective affiliates in offering, marketing or other promotional materials without the prior express written consent of the other, which consent will be promptly provided and not unreasonably withheld.

    8. SERVICES NOT EXCLUSIVE. The services furnished by the Sub-Adviser hereunder are not to be deemed exclusive and the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby or unless otherwise agreed to by the parties hereunder in writing. Nothing in this Contract shall limit or restrict the right of any trustee, director, officer or employee of the Sub-Adviser, who may also be a Trustee, officer or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

    9.  DURATION AND TERMINATION.

    (a) This Contract shall become effective upon the day and year first written above, provided that this Contract has been approved for the Series by a vote of (i) a majority of those Trustees of the Fund who are not parties to this Contract or interested persons of any such party ("Independent Trustees") cast at a meeting called for the purpose of voting on such approval and (ii) a majority of the Series' outstanding voting securities unless, in the case of
(ii), the Fund complies with the terms of any SEC exemptive order or rule permitting it to enter into the Contract without such vote.

    (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually: (i) by a vote of a majority of Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and
(ii) by the Board or by vote of a majority of the outstanding voting securities of the Series.

    (c) Notwithstanding the foregoing, with respect to the Series, this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Series on sixty days' written notice to the Sub-Adviser and may be terminated by the Sub-Adviser at any time, without the payment of any penalty, on sixty days' written notice to Mitchell Hutchins. The Contract may also be terminated, without payment of penalty, by Mitchell Hutchins (i) upon material breach by the Sub-Adviser of any of the representations and warranties set forth in Paragraph 7 of this Contract, if such breach shall not have been cured within a 20-day period after notice of such breach or (ii) if, in the reasonable judgment of Mitchell Hutchins, the Sub-Adviser becomes unable to discharge its duties and obligations under this Contract, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Series. This Contract will terminate automatically in the event of its assignment or upon termination of the Management Agreement as it relates to the Series.

    10. AMENDMENT OF THIS CONTRACT. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract as to the Series shall be effective until approved by vote of (i) the Independent Trustees and (ii) a majority of the Series' outstanding voting securities unless, in the case of (ii), the Fund complies with the terms of any SEC exemptive order or rule permitting it to modify the Contract without such vote.

    11. GOVERNING LAW. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of New York, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

    12. MISCELLANEOUS. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract may be signed in counterpart.

    13. NOTICES. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or Mitchell Hutchins upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail -- return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Mitchell Hutchins will be sent to the attention of Dianne E. O'Donnell, Deputy General Counsel. All notices provided to the Sub-Adviser will be sent to the attention of Mark R. Manley, Senior Vice President and Counsel.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

    [Signature block omitted.]

                                   SCHEDULE A

                                    ANNUAL RATE OF SUB-ADVISORY FEE AS A
             SERIES                PERCENTAGE OF AVERAGE DAILY NET ASSETS
---------------------------------  --------------------------------------
Growth Portfolio                                  0.375%

                                   APPENDIX E

MORE INFORMATION ABOUT ALLIANCE CAPITAL

    Alliance Capital is a leading global investment adviser supervising client accounts with assets as of October 2, 2000, totaling approximately $474 billion. Alliance Capital manages retirement accounts for many of the largest U.S. public and private employee benefit plans, foundations, banks, insurance companies and high net worth individuals worldwide. Alliance Capital is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios.

    Alliance Capital, an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act"), is a Delaware limited partnership, of which Alliance Capital Management Corporation ("ACMC"), an indirect wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner. As of October 2, 2000, Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 30% of the outstanding units of limited partnership interest in Alliance Capital ("Alliance Units"). ACMC is the general partner of Alliance Holding, whose equity interests are traded on the New York Stock Exchange, Inc. ("NYSE") in the form of units ("Alliance Holding Units"). As of October 2, 2000, AXA Financial, together with ACMC and certain of its other wholly owned subsidiaries, beneficially owned approximately 2% of the outstanding Alliance Holding Units and 53% of the outstanding Alliance Units. AXA Financial is a Delaware corporation whose shares are traded on the NYSE. As of September 30, 2000, AXA, a French insurance holding company, directly and indirectly owned approximately 60.1% of the issued and outstanding shares of the common stock of AXA Financial.

    Sanford C. Bernstein & Co., LLC ("Bernstein"), a registered broker-dealer and investment adviser, is a Delaware limited liability company located at 767 Fifth Avenue, New York, New York 10153, and an indirect wholly owned subsidiary of Alliance Capital. In addition, Bernstein manages value oriented investment portfolios through and with the assistance of the Bernstein Investment Research and Management Unit (the "Bernstein Unit") of Alliance Capital. The Bernstein Unit services the former investment research and management business of Sanford C. Bernstein & Co., Inc., which was acquired by Alliance Capital in October 2000.

    Tyler J. Smith, a senior vice president and portfolio manager at Alliance Capital, is primarily responsible for the day-to-day management of the Fund's investments and has held his Fund responsibilities since October 10, 2000.
Mr. Smith joined Alliance Capital in 1993 from Equitable Capital. He has
37 years of investment experience and is currently responsible for the common stock portfolios of the EQ Advisors Trust, the Alliance Growth Fund, and several single client portfolios. Prior to joining The Equitable as an analyst in 1970, Mr. Smith spent five years managing investment portfolios for Smith Barney's private client group. He also served as a general partner of a small private investment partnership. Mr. Smith is a member of the New York Society of Security Analysis and a Chartered Financial Analyst.

    Alliance Capital's principal executive officer and directors are shown below. Except as otherwise noted, the address of each, as it relates to his or her duties at ACMC, the General Partner of the sub-adviser, is 1345 Avenue of the Americas, New York, New York 10105.

                                POSITIONS WITH ALLIANCE
NAME                                    CAPITAL          OTHER PRINCIPAL EMPLOYMENT
----                            -----------------------  --------------------------
Dave Harrell Williams*          Chairman of the Board    Director, AXA Financial
                                of Directors of ACMC     Director, The Equitable
                                                         Life Assurance Society of
                                                         America ("ELAS")

Bruce William Calvert*          Vice Chairman, Chief     None
                                Executive Officer &
                                Director of ACMC

Alfred Harrison*                Vice Chairman and        None
                                Director of ACMC

John Donato Carifa*             President, Chief         Director, Bernstein
                                Operating Officer &
                                Director of ACMC

Lewis A. Sanders**              Vice Chairman, Chief     Chairman & Director,
767 Fifth Avenue                Investment Officer &     Bernstein
New York, NY                    Director of ACMC

Roger Hertog***                 Vice Chairman &          None
                                Director of ACMC

Benjamin Duke Holloway*         Director of ACMC         Financial Consultant

                                POSITIONS WITH ALLIANCE
NAME                                    CAPITAL          OTHER PRINCIPAL EMPLOYMENT
----                            -----------------------  --------------------------
Robert Bruce Zoellick*          Director of ACMC         Resident Fellow and Member
                                                         of the Board of Directors,
                                                         The German Marshall Fund
                                                         of the U.S.
                                                         Senior International
                                                         Adviser, Goldman Sachs &
                                                         Company

Donald Hood Brydon*             Director of ACMC         Chairman and Chief
                                                         Executive Officer,
                                                         AXA Investment Managers,
                                                         S.A.
                                                         20 Lincoln's Inn Fields
                                                         London, England

Henri de la Croix de Castries*  Director of ACMC         Vice Chairman, Management
                                                         Board, AXA
                                                         23 Avenue Matignon
                                                         Paris, France
                                                         Chairman of the Board of
                                                         Directors, AXA
                                                         Financial, Inc.

Kevin Claude Dolan*             Director of ACMC         Senior Executive Vice
                                                         President, AXA Investment
                                                         Managers, S.A.
                                                         20 Lincoln's Inn Fields
                                                         London, England

Denis Durvene*                  Director of ACMC         Group Executive Vice
                                                         President, Finance Control
                                                         and Strategy, AXA
                                                         23 Avenue Matignon
                                                         Paris, France
                                                         Director, ELAS

                                POSITIONS WITH ALLIANCE
NAME                                    CAPITAL          OTHER PRINCIPAL EMPLOYMENT
----                            -----------------------  --------------------------
Herve Hatt*                     Director of ACMC         Senior Vice President --
                                                         Asset Management
                                                         Activities and Group
                                                         Strategic Planning
                                                         23 Avenue Matignon
                                                         Paris, France

Michael Hegarty*                Director of ACMC         Senior Vice Chairman and
                                                         Chief Operating Officer,
                                                         AXA Financial Director,
                                                         President & Chief
                                                         Operating Officer, ELAS

Edward Daniel Miller*           Director of ACMC         Director, President and
                                                         Chief Executive Officer,
                                                         AXA Financial Chairman &
                                                         Chief Executive Officer,
                                                         ELAS

Peter Dana Norris*              Director of ACMC         Executive Vice President,
                                                         Chief Investment Officer,
                                                         AXA Financial Executive
                                                         Vice President, Chief
                                                         Investment Officer, ELAS

Stanley Bernard Tulin*          Director of ACMC         Vice Chairman & Chief
                                                         Financial Officer, AXA
                                                         Financial
                                                         Vice Chairman and Chief
                                                         Financial Officer, ELAS

Reba White Williams*            Director, Director of    None
                                Special Projects of
                                ACMC

Frank Savage*                   Director of ACMC         Chairman, Alliance Capital
                                                         Management International

                                POSITIONS WITH ALLIANCE
NAME                                    CAPITAL          OTHER PRINCIPAL EMPLOYMENT
----                            -----------------------  --------------------------
W. William Jarmain              Director of ACMC         President, Jarmain
                                                         Group, Inc.
                                                         121 King Street
                                                         W. Toronto, Ontario

J. Tobin Peter                  Director of ACMC         Dean, St. John's
                                                         University Business School
                                                         800 Utopia Parkway
                                                         Jamaica, New York
Robert Henry Joseph, Jr.*       Sr. Vice President &     None
                                Chief Financial Officer
                                of General Partner

David Remson Brewer, Jr.*       Sr. Vice President,      None
                                General Counsel and
                                Secretary of General
                                Partner

------------------------

* Previously held position with General Partner of Alliance Capital Management Holding L.P., the predecessor of Alliance Capital.

** Previously, Chairman of the Board, Chief Executive Officer and Director, Sanford C. Bernstein & Co., Inc., 767 Fifth Avenue, New York, New York.

*** Previously, Chief Operating Officer and Director, Sanford C. Bernstein &
    Co., Inc., 767 Fifth Avenue, New York, New York.

OTHER INVESTMENT COMPANY CLIENTS

    Listed below is information concerning other mutual funds, all or a portion of which are managed or sub-advised by Alliance Capital, that have similar investment objectives and policies to those of Growth Portfolio.

                                                   ANNUAL MANAGEMENT/
                                                  SUB-ADVISORY FEE RATE
            FUND                  ASSETS       BASED ON AVERAGE NET ASSETS
----------------------------  --------------   ---------------------------
Alliance Variable Products    $  412,188,953             0.75%
 Series Fund --
 Growth Portfolio

Alliance Growth Fund          $6,529,485,430       0.75% of the first
                                                $3 billion; 0.70% of the
                                               next $1 billion; 0.65% of
                                               the next $1 billion; 0.60%
                                                in excess of $5 billion

               --------------------------------------------------

                         MITCHELL HUTCHINS SERIES TRUST
                               --GROWTH PORTFOLIO

                 ---------------------------------------------

                        --------------------------------

                           NOTICE OF SPECIAL MEETING
                          TO BE HELD ON MARCH 1, 2001
                                      AND
                                PROXY STATEMENT

                        --------------------------------

Growth Portfolio
Fund 002/021

                         MITCHELL HUTCHINS SERIES TRUST
                         SPECIAL MEETING OF SHAREHOLDERS
                                  March 1, 2001



P Please fold and detach card at perforation before mailing P

[Fund name]

[Insurance company name]

     THIS VOTING INSTRUCTION CARD IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES ("BOARD") OF MITCHELL HUTCHINS SERIES TRUST ("TRUST") AND RELATES TO THE PROPOSALS INDICATED ON THE REVERSE SIDE WITH RESPECT TO THE ABOVE-REFERENCED FUND ("FUND"). The undersigned hereby appoints as proxies Dianne E. O'Donnell and Jeanne Louther and each of them (with the power of substitution) to represent and direct the voting interest of the undersigned held as of the record date in the Fund at the Special Meeting of Shareholders to be held on March 1, 2001, at 1285 Avenue of the Americas, 14th Floor, New York, New York 10019-6028, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present. The voting interest represented by this card will be voted as instructed. IF YOU DO NOT INDICATE A CHOICE, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS RELATING TO THE FUND WITH DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


                                            Sign exactly as name appears hereon.

                              Date
                                  --------------------------
                              For individual Contract Owners, sign your name exactly as it appears on this card. For joint Contract Owners, either party may sign, but the name of the party signing should conform exactly to the name shown on this card. For all other Contract Owners, the name and the capacity of the individual signing should be indicated, unless it is reflected in the form of registration.
                              --------------------------------------------------







                              --------------------------------------------------
                              Signature(s)                                  MHST

                             YOUR VOTE IS IMPORTANT.

Please date and sign the reverse side and return it promptly in the enclosed envelope. This proxy will not be voted unless the voting instruction card is dated and signed exactly as instructed.

When properly signed, the voting interest represented by this card will be directed as instructed below. If no instruction is given for a proposal, voting will be directed "FOR" that proposal.

          P Please fold and detach card at perforation before mailing P




             PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.

The Board recommends that you vote "FOR" each of the following proposals:

                                                                                            FOR         AGAINST     ABSTAIN
1.   Approval of a new Investment Management and Administration Contract between            / /          / /          / /
     Mitchell Hutchins Series Trust and Mitchell Hutchins Asset Management Inc.
     ("Mitchell Hutchins") with respect to the Fund.


2.   Approval of a new Sub-Advisory Contract between Mitchell Hutchins and                  / /          / /          / /
     Alliance Capital Management L.P. with respect to the Fund.


3.   Approval of a policy to permit the Board and Mitchell Hutchins to appoint
     and replace sub-advisers for the Fund and to enter into and amend                      / /          / /          / /
     sub-advisory contracts without further shareholder approval.


          PLEASE DATE AND SIGN THE REVERSE SIDE OF THIS CARD     MHST [FUND]